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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):         April 12, 2008
                                                  ------------------------------

                              NUTRADYNE GROUP, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    000-26293                 20-1661391
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(State or other jurisdiction of (Commission File Number)       (IRS Employer
        incorporation)                                       Identification No.)


                  927 Canada Court, City of Industry, CA 91748
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          (Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code        (626) 581-9098
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously reported by Nutradyne Group, Inc. (formerly "Digital Learning Management Corporation), a Delaware corporation (the "Company"), in its Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on December 28, 2006, the Company entered into a Share Exchange Agreement on December 21, 2006 (the "Agreement") with Changchun Yongxin Dirui Medical Co., Ltd, a China corporation, and all of the shareholders of Yongxin, as amended on June 15, 2007, pursuant which the Company would issue shares of its common stock to the shareholders of Yongxin and/or its designees in exchange for an equity interest of Yongxin (the "Share Exchange"). The Share Exchange closed on November 16, 2007 as reported in the Company's Current Report on Form 8-K filed with the SEC on November 26, 2007 (the "November 8-K").

It was improperly documented in the Agreement and disclosed in the November 8-K, that the Yongxin shareholders and the Company agreed that the Yongxin shareholders sold and the Company acquired 100% of the equity interest of Yongxin. On April 12, 2008, the parties entered into a Second Amendment to the Share Exchange Agreement (the "Second Amendment"), effective as of November 16, 2007, to reflect that the Company in fact desired to acquire from the Yongxin shareholders, and Yongxin shareholders desired to sell to the Company, only 80% of the equity interest of Yongxin in exchange for the issuance by the Company of an aggregate of 21,000,000 shares of the Company's common stock (after the consummation of that 12 for 1 reverse split of the Company's common stock effected on October 24, 2007) and 5,000,000 shares of the Company's series A preferred stock to the Yongxin shareholders and/or their designees. The Company is currently working on an amendment to the November 8-K to correct the inaccurate disclosure.

A copy of the Second Amendment is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 in its entirety by reference.

ITEM 9.01

(C) EXHIBITS:

EXHIBIT NO.       EXHIBIT DESCRIPTION
-----------       -------------------
10.1              Second Amendment to the Share Exchange Agreement, dated as of
                  April 12, 2008, effective as of November 16, 2007, by and among the Company, Changchun Yongxin Dirui Medical Co., Ltd.
                  and all of the shareholders of Changchun Yongxin Dirui Medical
                  Co., Ltd.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NUTRADYNE GROUP, INC.

Dated: April 15, 2008                             /s/  Yongxin Liu
                                                  ---------------------
                                                  By:  Yongxin Liu
                                                  Its: Chairman of the Board and
                                                       Chief Executive Officer



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